                                                                   EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:

American Classic Voyages Co.,


                                                        Case Number 01-10954 EIK

                    Debtor.                             Chapter 11



                       SCHEDULE OF ASSETS AND LIABILITIES
                    DECLARATION UNDER PENALTY OF PERJURY OF
                RANDALL L. TALCOTT, ON BEHALF OF THE CORPORATION

         I, Randall L. Talcott, Vice President -- Finance of American Classic Voyages Co., the above-captioned debtor and debtor in possession (the "Debtor"), declare under penalty of perjury that I have read the following Summary of Schedules and Schedule A, B, D, E, F, G and H (collectively, the "Schedules"), and that they are true and correct to the best of my knowledge, information and belief. Although every effort has been made to make the Schedules accurate and complete, because of the magnitude and complexity of the task, inadvertent errors and omissions may exist.


Dated: January 2002                    /s/ Randall L. Talcott
                                       -----------------------------------------
                                       Randall L. Talcott
                                       Vice President -- Finance
                                       American Classic Voyages Co.
                                       Two North Riverside Plaza
                                       Suite 200
                                       Chicago, IL 60606-2609

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number: 01-10954(EIK)




                           SCHEDULE OF ASSETS AND LIABILITIES





Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to amend these Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Schedules of Assets and LIabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number: 01-10954(EIK)

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached.

Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.


                                                        ATTACHED
    NAME OF SCHEDULE                                     (YES/NO)              ASSETS                           LIABILITIES

A.  Real Property                                          Yes                         $0.00

B.  Personal Property                                      Yes               $374,720,122.72

D.  Creditors Holding Secured Claims                       Yes                                                       $2,800.00

E.  Creditors Holding Unsecured Priority Claims            Yes                                                      $20,253.03

F.  Creditors Holding Unsecured Nonpriority Claims         Yes                                                 $420,110,708.83

G.  Executory Contracts and Unexpired Leases               Yes

H.  Codebtors                                              Yes

  EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)                 No

J.  Current Expenditure of Individual Debtor(s)            No

               TOTALS                                                        $374,720,122.72                   $420,133,761.86

AMERICAN CLASSIC VOYAGES CO.                                    01-10954 (EIK)
         Debtor                                                    Case No.


                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.




                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

AMERICAN CLASSIC VOYAGES CO.                                    01-10954 (EIK)
         Debtor                                                    Case No.

                           SCHEDULE A - REAL PROPERTY


                                                                              Net Book Value
                                                                              of Debtor's Interest
                                                                              in Property, Without
                                                                              Deducting any Secured
Description and Location                   Nature of Debtor's                 Claim or Exemption                  Amount of
of Property                                Interest in Property                                                   Secured Claim

     -None-

                                               Total Debtor -

                                           Total -

AMERICAN CLASSIC VOYAGES CO.                                    01-10954 (EIK)
         Debtor                                                    Case No.

                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."




                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT INDEPENDENCE SHIP CO.                    Case No:   01-10969 (EIK)


                        SCHEDULE B - PERSONAL PROPERTY


                                                                                  DESCRIPTION AND LOCATION       NET BOOK
         TYPE OF PROPERTY                                               NONE      OF PROPERTY                    VALUE(*)

1.  Cash on hand.                                                         X       NONE                                       $0.00

2.  Checking, savings or other financial accounts, certificates                   SEE EXHIBIT-B2                   $10,343,585.40
    of deposit, or shares in banks, savings and loan, thrift,
    building and loan, and homestead associations, or
    credit unions, brokerage houses, or cooperatives.

3.  Security deposits with public utilites, telephone                             SEE EXHIBIT-B3                       $20,000.00
    companies, landlords and others.

4.  Household goods and furnishings, including audio, video               X       NONE                                       $0.00
    and computer equipment.

5.  Books, pictures and other art objects, antiques, stamp,                       SEE EXHIBIT-B5                             $0.00
    coin, record, tape, compact disc and
    other collections or collectibles.

6.  Wearing apparel.                                                      X       NONE                                       $0.00

7.  Furs and jewelry.                                                     X       NONE
                                                                                                                             $0.00

8.  Firearms and sports, photographic and other hobby                     X       NONE                                       $0.00
    equipment.

9.  Interests in insurance policies. Name of insurance                    X       NONE                                       $0.00
    company of each policy and itemize surrender or
    refund value of each.

10.  Annuities. Itemize and name each issuer.                             X       NONE                                       $0.00

11.  Interests in IRA, ERISA, Keogh, or other pension or profit           X       NONE                                       $0.00
     sharing plan.

12.  Stock and interest in incorporated and unincorporated                        SEE EXHIBIT-B12                 $46,477,470.71
     businesses.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT INDEPENDENCE SHIP CO.                    Case No:   01-10969 (EIK)


                        SCHEDULE B - PERSONAL PROPERTY


                                                                                  DESCRIPTION AND LOCATION       NET BOOK
         TYPE OF PROPERTY                                               NONE      OF PROPERTY                    VALUE(*)

13.  Interest in partnerships or joint ventures.                                  NONE                                      $0.00
                                                                          X

14.  Government and corporate bonds and other negotiable                  X       NONE                                      $0.00
      and non-negotiable instruments.

15.  Accounts receivable.                                                         SEE EXHIBIT-B15                 $313,641,452.77

16.   Alimony, maintenance, support and property settlements              X       NONE                                      $0.00
       to which the debtor is or may be entitled.

17.   Other liquidated debts owing debtor including tax refunds.                  SEE EXHIBIT-B17                           $0.00

18.  Equitable future interests, life estates, and rights or                      NONE                                      $0.00
                                                                          X
      powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19.  Contingent and noncontigent interests in estate of a                 X       NONE                                      $0.00
      decedent, death benefit plan, life insurance policy or
      trust

20.  Other contingent and unliquidated claims of every nature,                    SEE EXHIBIT-B20                     $154,905.00
      including tax refunds, counterclaims of the debtor and
      rights to setoff claims.

21.  Patents, copyrights and other intellectual property.                         SEE EXHIBIT-B21                      $81,420.64

22.  Licenses, franchises and other general intangibles.                  X       NONE                                      $0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GREAT INDEPENDENCE SHIP CO.                    Case No:   01-10969 (EIK)


                        SCHEDULE B - PERSONAL PROPERTY


                                                                                  DESCRIPTION AND LOCATION       NET BOOK
         TYPE OF PROPERTY                                               NONE      OF PROPERTY                    VALUE(*)

23.  Automobiles, trucks, trailers and other vehicles and                 X       NONE                                     $0.00
     accessories.

24.  Boats, motors and accessories.                                       X       NONE                                     $0.00

25.  Aircraft and accessories.                                            X       NONE                                     $0.00

26.  Office equipment, furnishings and supplies.                                  SEE EXHIBIT-B26                      $1,868.85

27.  Machinery, fixtures, equipment and supplies used in                          SEE EXHIBIT-B27                    $118,343.78
     business.

28.  Inventory.                                                                   SEE EXHIBIT-B28
                                                                                                                           $0.00

29.  Animals.                                                             X       NONE                                     $0.00

30.  Crop - growing or harvested.                                         X       NONE                                     $0.00

31.  Farm equipment and implements.                                       X       NONE                                     $0.00

32.  Farm supplies, chemicals and feed.                                   X       NONE                                     $0.00

33.  Other personal property of any kind not already listed.                      SEE EXHIBIT-B33                  $3,881,075.57

                                                   TOTAL:                                                        $374,720,122.72

                      UNITED STATES BANKRUPTCY COURT               1/4/02
                            DISTRICT OF DELAWARE                   Page 1 of 12

In re:    AMERICAN CLASSIC VOYAGES CO.           Case No:       01-10954 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B2

Asset Id         Description                                            Location                                   Net Book  Value

89               AMCV DEFERRED COMPENSATION                             BANK ONE                                            $0.00
                 ACCOUNT NUMBER 1590101554                              221 WEST SIXTH STREET
                                                                        AUSTIN, TX 78701

64               AMCV DENTAL BENEFITS                                   CHASE (JP MORGAN CHASE & CO.)                       $0.00
                 ACCOUNT NUMBER 002-2-426530                            140 E. 45TH STREET, 23RD FLOOR
                                                                        NEW YORK, NY 10017

101              AMCV EMPLOYEE STOCK PURCHASE PLAN                      LASALLE BANK                                        $0.00
                 ACCOUNT NUMBER 5800015140                              135 SOUTH LASALLE STREET
                                                                        CHICAGO, IL 60603

100              AMCV INSURANCE                                         LASALLE BANK                                        $0.00
                 ACCOUNT NUMBER 5800021411                              135 SOUTH LASALLE STREET
                                                                        CHICAGO, IL 60603

63               AMCV MEDICAL BENEFITS                                  CHASE (JP MORGAN CHASE & CO)                        $0.00
                 ACCOUNT NUMBER 002-2-426522                            140 E. 45TH STREET, 23RD FLOOR
                                                                        NEW YORK, NY 10017

98               AMERICAN CLASSIC VOYAGE CO. MASTER ACCOUNT             LASALLE BANK                                    $6,452.05
                 ACCOUNT NUMBER 2355464                                 135 SOUTH LASALLE STREET
                                                                        CHICAGO, IL 60603

99               AMERICAN CLASSIC VOYAGE CO. PAYROLL                    LASALLE BANK                                   $21,499.29
                 ACCOUNT NUMBER 2369368                                 135 SOUTH LASALLE STREET
                                                                        CHICAGO, IL 60603

107              AMERICAN CLASSIC VOYAGES - PAC                         LASALLE BANK                                    $7,065.91
                 ACCOUNT NUMBER 2355882                                 135 SOUTH LASALLE STREET
                                                                        CHICAGO, IL 60603

72               AMERICAN CLASSIC VOYAGES CO.                           CREDIT SUISSE ASSET MANAGEMENT             $10,308,231.00
                 ACCOUNT NUMBER 247003452                               466 LEXINGTON AVENUE, 15TH FLOOR
                                                                        NEW YORK, NY 10017-3140

74               AMERICAN CLASSIC VOYAGES                               GOLDMAN SACHS & CO.                                 $0.00
                 ACCOUNT NUMBER 020-53613-2                             4900 SEARS TOWER
                                                                        CHICAGO, IL 60606

77               AMERICAN CLASSIC VOYAGES                               MERRILL LYNCH                                       $0.00
                 ACCOUNT NUMBER 318-3271750-7                           5500 SEARS TOWER, 55TH FLOOR
                                                                        CHICAGO, IL 60606

73               AMERICAN CLASSIC VOYAGES                               CONIFER SECURITIES                                $337.15
                 ACCOUNT NUMBER 330-50683 1-8                           909 MONTGOMERY STREET, SUITE 600
                                                                        SAN FRANCISCO, CA 94133

                                                                                                                   --------------
                                                         TOTAL                                                     $10,343,585.40
                                                                                                                   ==============

                      UNITED STATES BANKRUPTCY COURT               1/4/02
                            DISTRICT OF DELAWARE                   Page 2 of 12

In re:    AMERICAN CLASSIC VOYAGES CO.           Case No:       01-10954 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B3

Asset Id         Description                                            Location                                   Net Book  Value

473              UTILITY DEPOSIT                                        ENTERGY (ELECTRICITY)                      $20,000.00
                 ACCOUNT# 418216                                        P.O. BOX 61966
                                                                        NEW ORLEANS, LA  70167

                                                                                                                   ----------
                                              TOTAL                                                                $20,000.00
                                                                                                                   ==========

                      UNITED STATES BANKRUPTCY COURT               1/4/02
                            DISTRICT OF DELAWARE                   Page 3 of 12

In re:    AMERICAN CLASSIC VOYAGES CO.           Case No:       01-10954 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B5

Asset Id         Description                                            Location                                   Net Book  Value

530

                                                                                                                        -----
                                    TOTAL                                                                               $0.00
                                                                                                                        =====



Amounts are included in B26 and B27.

                      UNITED STATES BANKRUPTCY COURT               1/4/02
                            DISTRICT OF DELAWARE                   Page 4 of 12

In re:    AMERICAN CLASSIC VOYAGES CO.           Case No:       01-10954 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                  EXHIBIT B12

Asset Id         Description                                            Location                                   Net Book  Value

275              INVESTMENT IN SUBSIDIARIES                             AMCV CRUISE OPERATIONS, INC.               $46,477,470.71
                                                                                                                   --------------

                                                 TOTAL                                                             $46,477,470.71
                                                                                                                   ==============

                      UNITED STATES BANKRUPTCY COURT               1/4/02
                            DISTRICT OF DELAWARE                   Page 5 of 12

In re:    AMERICAN CLASSIC VOYAGES CO.           Case No:       01-10954 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                  EXHIBIT B15

Asset Id         Description                                            Location                                   Net Book  Value

311              INTERCOMPANY RECEIVABLES                               AMCV CRUISE OPERATIONS, INC.                $75,827,658.66

313              INTERCOMPANY RECEIVABLES                               AMERICAN HAWAIIAN PROPERTIES CORPORATION     $2,775,122.70

315              INTERCOMPANY RECEIVABLES                               CAT II, INC.                                 $5,503,394.83

493              INTERCOMPANY RECEIVABLES                               DELTA QUEEN COASTAL VOYAGES, L.L.C.            $934,299.38

316              INTERCOMPANY RECEIVABLES                               DQSB II, INC.                                    $22,836.06

317              INTERCOMPANY RECEIVABLES                               GREAT HAWAIIAN CRUISE LINE, INC.             $3,585,960.47

318              INTERCOMPANY RECEIVABLES                               GREAT RIVER CRUISE LINE, LLC                 $4,955,269.07

319              INTERCOMPANY RECEIVABLES                               OCEAN DEVELOPMENT CO.                      $142,123,193.90

321              INTERCOMPANY RECEIVABLES                               OCEANIC SHIP CO.                            $42,442,260.01

322              INTERCOMPANY RECEIVABLES                               PROJECT AMERICA SHIP I, INC.                 $1,793,166.15

323              INTERCOMPANY RECEIVABLES                               PROJECT AMERICA SHIP II, INC.               $27,241,846.63

324              INTERCOMPANY RECEIVABLES                               THE DELTA QUEEN STEAMBOAT CO.                $6,436,444.91

                                                                                                                   ---------------
                                                                          TOTAL                                    $313,641,452.77
                                                                                                                   ===============

                      UNITED STATES BANKRUPTCY COURT               1/4/02
                            DISTRICT OF DELAWARE                   Page 6 of 12

In re:    AMERICAN CLASSIC VOYAGES CO.           Case No:       01-10954 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                  EXHIBIT B17

Asset Id         Description                                            Location                                   Net Book  Value

551

                                                                                                                       -----
                                           TOTAL                                                                       $0.00
                                                                                                                       =====




Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                      UNITED STATES BANKRUPTCY COURT               1/4/02
                            DISTRICT OF DELAWARE                   Page 7 of 12

In re:    AMERICAN CLASSIC VOYAGES CO.           Case No:       01-10954 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                  EXHIBIT B20

Asset Id         Description                                  Location                                             Net Book  Value

227              TAX REFUND FEDERAL                           AMERICAN CLASSIC VOYAGES CO. AND SUBSIDIARIES          $154,905.00

                                                                                                                     -----------
                                             TOTAL                                                                   $154,905.00
                                                                                                                     ===========



Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                      UNITED STATES BANKRUPTCY COURT               1/4/02
                            DISTRICT OF DELAWARE                   Page 8 of 12

In re:    AMERICAN CLASSIC VOYAGES CO.           Case No:       01-10954 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                  EXHIBIT B21

Asset Id         Description                                            Location                                   Net Book  Value

490              MISCELLANEOUS TRADEMARKS                               VARIOUS                                      $81,420.64

                                                                                                                     ----------
                                                    TOTAL                                                            $81,420.64
                                                                                                                     ==========

                      UNITED STATES BANKRUPTCY COURT               1/4/02
                            DISTRICT OF DELAWARE                   Page 9 of 12

In re:    AMERICAN CLASSIC VOYAGES CO.           Case No:       01-10954 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                  EXHIBIT B26

Asset Id         Description                                            Location                                   Net Book  Value

2                FURNITURE & FIXTURES                                   2 NORTH RIVERSIDE PLAZA, SUITE 200           $1,868.85
                                                                        CHICAGO, IL 60606

                                                                                                                     ---------
                                                 TOTAL                                                               $1,868.85
                                                                                                                     =========


                      UNITED STATES BANKRUPTCY COURT              1/4/02
                            DISTRICT OF DELAWARE                  Page 10 of 12

In re:    AMERICAN CLASSIC VOYAGES CO.           Case No:       01-10954 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                  EXHIBIT B27

Asset Id         Description                                            Location                                   Net Book  Value

3                COMPUTER HARDWARE                                      2 NORTH RIVERSIDE PLAZA, SUITE 200         $118,343.78
                                                                        CHICAGO, IL 60606

                                                                                                                   -----------
                                              TOTAL                                                                $118,343.78
                                                                                                                   ===========


                      UNITED STATES BANKRUPTCY COURT              1/4/02
                            DISTRICT OF DELAWARE                  Page 11 of 12

In re:    AMERICAN CLASSIC VOYAGES CO.           Case No:       01-10954 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                  EXHIBIT B28

Asset Id         Description                                            Location                                   Net Book  Value

580

                                                                                                                        -----
                                    TOTAL                                                                               $0.00
                                                                                                                        =====




Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                      UNITED STATES BANKRUPTCY COURT              1/4/02
                            DISTRICT OF DELAWARE                  Page 12 of 12

In re:    AMERICAN CLASSIC VOYAGES CO.           Case No:       01-10954 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                  EXHIBIT B33

Asset Id         Description                                            Location                                   Net Book  Value

1                LEASEHOLD IMPROVEMENTS                                 2 NORTH RIVERSIDE PLAZA, SUITE 200           $362,134.14
                                                                        CHICAGO, IL 60606

492              RENT CREDIT                                            CHICAGO                                      $109,986.54

491              UNAMORTIZED DEFERRED LOAN COST                         VARIOUS                                    $3,408,954.89

                                                                                                                   -------------
                                                  TOTAL                                                            $3,881,075.57
                                                                                                                   =============

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:AMERICAN CLASSIC VOYAGES CO.                  Case Number: 01-10954 (EIK)

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.




                                  See Attached

In re: AMERICAN CLASSIC VOYAGES CO.               Case No:       01-10954 (EIK)

                 SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                          Amount       Portion.
Mailing Address                      before the date listed below.                                            of Claim     If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  SECURED BANK DEBT

IBM CREDIT CORP                                                                    X
NORTH CASTLE DRIVE            EQUIPMENT LEASE
ARMONK   NY  10504            OFFICE EQUIPMENT LEASE AND SECURED
Creditor: 14466 - 05          FINANCING

                                                                                                                    $.00       $.00

NATIONAL CITY LEASING
  CORPORATION                                                                      X
101 SOUTH FIFTH STREET        EQUIPMENT LEASE DATED 10/29/99
LOUISVILLE  KY  40404         OFFICE EQUIPMENT LEASE AND
Creditor: 126845 - 27         SECURED FINANCING

                                                                                                               $2,800.00       $.00

            Total Sub Schedule:                                                                                $2,800.00      $0.00

              Total Schedule D:                                                                                $2,800.00      $0.00


                                  Page 1 of 1               $2,800.00     $0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

           SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority, should be listed on this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete SCHEDULE H - CODEBTORS. If a joint petition is filed, state whether husband, wife, both of them or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

If the claim is contingent, place an "X" in the column labled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of claims listed on each sheet in the box labeled "Subtotal" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled "Total" on the last sheet of the complete schedule. Repeat this total also on the Summary of Schedules.

[ ] Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets)

         EXTENSIONS OF CREDIT IN AN INVOLUNTARY CASE

[ ] Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before earlier of the appointment of a trustee or the order for relief. 11 U.S.C ss. 507(a)(2).

         WAGES, SALARIES, AND COMMISSIONS

[ ] Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $4,650 per person, earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C ss. 507(a)(3).

         CONTRIBUTIONS TO EMPLOYEE BENEFIT PLANS

[ ] Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. ss. 507(a)(4).

         CERTAIN FARMERS AND FISHERMEN

[ ] Claims of certain farmers and fishermen, up to $4,650 per farmer or fisherman, against the debtor, as provided in 11 U.S.C ss. 507(a)(5).

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

         DEPOSITS BY INDIVIDUALS

[ ] Claims of individuals up to $2,100 for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11
         U.S.C.ss.507(a)(6).

         ALIMONY, MAINTENANCE, OR SUPPORT

[ ] Claims of a spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C ss. 507(a)(7) on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

         TAXES AND CERTAIN OTHER DEBTS OWED TO GOVERNMENT UNITS

[X] Taxes, customs, duties, and penalties owing to federal, state and local governmental units as set forth in 11 U.S.Css.507(a)(8).

         COMMITMENTS TO MAINTAIN THE CAPITAL OF AN INSURED DEPOSITORY
         INSTITUTION

[ ] Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. ss. 507(a)(9).

         THE AMOUNT OF 2001 PRE-PETITION PROPERTY TAXES IS UNKNOWN AT THIS TIME. THE DEBTOR IS AWAITING RECEIPT OF ASSESSMENTS FROM THE VARIOUS JURISDITIONS.

         AMOUNTS LISTED MAY INCLUDE EMPLOYEE-RELATED CLAIMS WHICH WERE PAID AFTER THE PETITION DATE IN THE ORDINARY COURSE OF BUSINESS.



                                  See Attached

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

AUGUSTA BOARD OF EDUCATION    10/19/2001                                    X      X        X
307 BRACKEN STREET
AUGUSTA  KY  41002
Creditor: 21316 - 03

                                                                                                             Unliquidated  UNKNOWN

BUREAU OF TAXATION            10/19/2001                                    X      X       X
SALES TAX SECTION
AUGUSTA  MA  04332-1065
Creditor: 21387 - 03

                                                                                                             Unliquidated  UNKNOWN

BUREAU OF TOBACCO AND
  FIREARMS                    10/19/2001                                    X      X       X
FLOOR STOCKS TAX
P.O. BOX 371951
PITTSBURGH  PA  15251-7951
Creditor: 21423 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF DOVER                 10/19/2001                                    X      X       X
CITY TAX COLLECTOR
ATTN: JAMES SCURLOCK
P.O. BOX 447
DOVER  TN  37058
Creditor: 21439 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY TREASURER                10/19/2001                                    X      X       X
ATTN: CARL LEVI
102 CITY HALL
CHATTANOOGA  TN  37402-4284
Creditor: 21433 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF ASHLAND               10/19/2001                                    X      X       X
ATTN: PSC TAX
P.O. BOX 1839
ASHLAND  KY  41105-1839
Creditor: 21315 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF AUGUSTA               10/19/2001                                    X      X       X
BOX 85
AUGUSTA  KY  41002
Creditor: 21317 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF BELLEVUE              10/19/2001                                    X      X       X
616 POPLAR
BELLEVUE  KY  41073
Creditor: 21320 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF BROMLEY               10/19/2001                                    X      X       X
226 BOONE STREET
BROMLEY  KY  41016
Creditor: 21322 - 03

                                                                                                             Unliquidated  UNKNOWN


                               Page 1 of 22                $0.00          $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

CITY OF CALIFORNIA            10/19/2001                                    X      X       X
P.O. BOX 25
CALIFORNIA  KY  41007
Creditor: 21326 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF CARROLLTON            10/19/2001                                    X      X       X
P.O. BOX 156
750 CLAY STREET
CARROLLTON  KY  41008
Creditor: 21328 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF CATLETTSBURG          10/19/2001                                    X      X       X
P.O. BOX 533
CATLETTSBURG  KY  41129
Creditor: 21329 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF CLARKSVILLE           10/19/2001                                    X      X       X
TAX COLLECTOR
P.O. BOX 928
CLARKSVILLE  TN  37041-0928
Creditor: 21436 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF CLOVERPORT            10/19/2001                                    X      X       X
227 WEST MAIN
CLOVERPORT  KY  40111
Creditor: 21332 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF COVINGTON             10/19/2001                                    X      X       X
638 MADISON AVENUE
COVINGTON  KY  41011
Creditor: 21333 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF DAYTON                10/19/2001                                    X      X       X
514 6TH AVENUE
DAYTON  KY  41074
Creditor: 21335 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF EDDYVILLE             10/19/2001                                    X      X       X
P.O. BOX 744
EDDYVILLE  KY  42038
Creditor: 21336 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF FORT THOMAS           10/19/2001                                    X      X       X
130 N. FT. THOMAS AVENUE
FORT THOMAS  KY  41075
Creditor: 21340 - 03

                                                                                                             Unliquidated  UNKNOWN


                                 Page 2 of 22               $0.00         $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

CITY OF GHENT                 10/19/2001                                    X      X       X
P.O. BOX 333
GHENT  KY  41045
Creditor: 21344 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF HAWESVILLE            10/19/2001                                    X      X       X
P.O. BOX 157
HAWESVILLE  KY  42348
Creditor: 21347 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF HENDERSON             10/19/2001                                    X      X       X
P.O. BOX 716
HENDERSON  KY  42419
Creditor: 21349 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF KUTTAWA               10/19/2001                                    X      X       X
P.O. BOX 400
KUTTAWA  KY  42055
Creditor: 21352 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF LEWISPORT             10/19/2001                                    X      X       X
P.O. BOX 22
LEWISPORT  KY  42351
Creditor: 21354 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF LOUISVILLE TREASURER  10/19/2001                                    X      X       X
611 W. JEFFERSON STREET
LOUISVILLE  KY  40202-2763
Creditor: 21355 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF LUDLOW                 10/19/2001                                   X      X       X
P.O. BOX 16188
LUDLOW  KY  41016
Creditor: 21357 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF MAYSVILLE             10/19/2001                                    X      X       X
216 BRIDGE STREET
MAYSVILLE  KY  41056
Creditor: 21359 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF MELBOURNE             10/19/2001                                    X      X       X
502 GARFIELD AVENUE
MELBOURNE  KY  41059
Creditor: 21361 - 03

                                                                                                             Unliquidated  UNKNOWN


                                 Page 3 of 22                  $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

CITY OF MEMPHIS TREASURER     10/19/2001                                    X      X       X
125 N. MAIN ROOM 375
MEMPHIS  TN  38103-2080
Creditor: 21446 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF MENTOR                10/19/2001                                    X      X       X
CITY CLERK
P.O. BOX 3
MENTOR  KY  41007
Creditor: 21362 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF MILTON                10/19/2001                                    X      X       X
10179 HIGHWAY 421 N.
MILTON  KY  40045
Creditor: 21363 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF NEW ORLEANS           10/19/2001                                    X      X       X
DEPARTMENT OF FINANCE
BUREAU OF REVENUE
P.O. BOX 61840
NEW ORLEANS  LA  70161-1840
Creditor: 21385 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF NEWPORT               10/19/2001                                    X      X       X
FINANCE DEPARTMENT
998 MONMOUTH STREET
NEWPORT  KY  41071-2184
Creditor: 21365 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF OWENSBORO             10/19/2001                                    X      X       X
101 EAST 4TH STREET
OWENSBORO  KY  42303
Creditor: 21367 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF PADUCAH               10/19/2001                                    X      X       X
FINANCE OFFICE
P.O. BOX 2697
PADUCAH  KY  42002-2697
Creditor: 21369 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF RUSSELL               10/19/2001                                    X      X       X
P.O. BOX 394
RUSSELL  KY  41169
Creditor: 21371 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF SILVER GROVE          10/19/2001                                    X      X       X
308 OAK STREET
P.O. BOX 417
SILVER GROVE  KY  41085
Creditor: 21372 - 03

                                                                                                             Unliquidated  UNKNOWN


                                  Page 4 of 22               $0.00        $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

CITY OF SMITHLAND             10/19/2001                                    X      X       X
P.O. BOX 287
SMITHLAND  KY  42081
Creditor: 21373 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF WARSAW                10/19/2001                                    X      X       X
CITY CLERK
101 WEST MARKET STREET
P.O. BOX 785
WARSAW  KY  41095
Creditor: 21376 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF WEST POINT            10/19/2001                                    X      X       X
509 ELM STREET
WEST POINT  KY  40177
Creditor: 21378 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF WICKLIFFE KENTUCKY    10/19/2001                                    X      X       X
TAX COLLECTOR
P.O. BOX 175
WICKLIFFE  KY  42087
Creditor: 21379 - 03

                                                                                                             Unliquidated  UNKNOWN

CITY OF WURTLAND              10/19/2001                                    X      X       X
CITY CLERK/TREASURER
500 WURTLAND AVENUE
WURTLAND  KY  41144
Creditor: 21381 - 03

                                                                                                             Unliquidated  UNKNOWN

COMPTROLLER OF PUBLIC
  ACCOUNTS                    10/19/2001                                    X      X       X
111 E 17TH STREET
AUSTIN  TN  78774-0100
Creditor: 21458 - 03

                                                                                                             Unliquidated  UNKNOWN

COMPTROLLER OF PUBLIC
  ACCOUNTS                    10/19/2001                                    X      X       X
111 E 17TH STREET
AUSTIN  TN  78774
Creditor: 21457 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF BALLARD             10/19/2001                                    X      X       X
SHERIFF TODD COOPER
P.O. BOX 565
WICKLIFFE  KY  42087
Creditor: 21380 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF BENTON TRUSTEE      10/19/2001                                    X      X       X
ATTN: SHERRY BEASLEY
1 EAST COURT SQUARE
ROOM 103
CAMDEN  TN  38320
Creditor: 21431 - 03

                                                                                                             Unliquidated  UNKNOWN


                                  Page 5 of 22                 $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

COUNTY OF BOYD                10/19/2001                                    X      X       X
SHERIFF - PHILIP STURGILL
P.O. BOX 536
CATLETTSBURG  KY  41129
Creditor: 21330 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF BRACKEN SHERIFF     10/19/2001                                    X      X       X
ATTN: MIKE NELSON
P.O. BOX 186
BROOKSVILLE  KY  41004
Creditor: 21323 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF BRECKINRIDGE        10/19/2001                                    X      X       X
BOBBY KENNEDY, SHERIFF
P.O. BOX 127
HARDINSBURG  KY  40143
Creditor: 21346 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF CAMPBELL            10/19/2001                                    X      X       X
JOHN DUNN, SHERIFF
CAMPBELL COUNTY COURTHOUSE
4TH  & YORK STREETS
NEWPORT  KY  41071
Creditor: 21366 - 03

                                                                                                             Unliquidated  UNKNOWN
COUNTY OF CARLISLE            10/19/2001                                    X      X       X
ATTN: STEVE MCCHRISTIAN
P.O. BOX 487
BARDWELL  KY  42023
Creditor: 21318 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF CARROLL SHERIFF     10/19/2001                                    X      X       X
ATTN: CHARLES MAIDEN JR.
440 MAIN STREET
CARROLLTON  KY  41008
Creditor: 21327 - 03

                                                                                                             Unliquidated  UNKNOWN
COUNTY OF CHEATHAM            10/19/2001                                    X      X       X
DOT JONES, TRUSTEE
P.O. BOX 56
ASHLAND  TN  37015
Creditor: 21430 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF CRITTENDEN          10/19/2001                                    X      X       X
WAYNE AGENT, SHERIFF
107 SOUTH MAIN STREET
MARION  KY  42064
Creditor: 21358 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF DAVIESS SHERIFF     10/19/2001                                    X      X       X
212 ST ANN STREET
OWENSBORO  KY  42303-4146
Creditor: 21368 - 03

                                                                                                             Unliquidated  UNKNOWN


                                 Page 6 of 22                  $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

COUNTY OF DECATUR TRUSTEE     10/19/2001                                    X      X       X
ATTN: JANIS WRIGHT
BOX 488 COURTHOUSE
DECATURVILLE  TN  38329
Creditor: 21438 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF DICKSON TRUSTEE     10/19/2001                                    X      X       X
ATTN: LINDA FRAZIER
P.O. BOX 246
CHARLOTTE  TN  37036
Creditor: 21432 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF DYER  TRUSTEE       10/19/2001                                    X      X       X
ATTN: JUDY PATTON
COURTHOUSE P.O. BOX 1360
DYERSBURG  TN  38024
Creditor: 21441 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF FULTON              10/19/2001                                    X      X       X
ATTN: ROBERT HOPPER,
      SHERIFF
P.O. BOX 7
HICKMAN  KY  42050
Creditor: 21351 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF GALLATIN            10/19/2001                                    X      X       X
ATTN: CLIFFORD HIGGINS
P.O. BOX 1025
WARSAW  KY  41095
Creditor: 21377 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF GREENUP             10/19/2001                                    X      X       X
ATTN: KEITH COOPER
P.O. BOX 318
GREENUP  KY  41144
Creditor: 21345 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF HAMILTON TRUSTEE     10/19/2001                                   X      X       X
ATTN: W.R. NOBLES
ROOM 210 COURTHOUSE
CHATTANOOGA  TN  37402
Creditor: 21434 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF HANCOCK             10/19/2001                                    X      X       X
ATTN: RALPH DALE BOZARTH
P.O. BOX 427
HAWESVILLE  KY  42348
Creditor: 21348 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF HARDIN SHERIFF      10/19/2001                                    X      X       X
100 PUBLIC SQUARE
ETOWN  KY  42701
Creditor: 21338 - 03

                                                                                                             Unliquidated  UNKNOWN


                                 Page 7 of 22                  $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

COUNTY OF HARDIN TRUSTEE      10/19/2001                                    X      X       X
ATTN: LINDA MCCASLAND
601 MAIN STREET
SAVANNAH  TN  38372
Creditor: 21452 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF HENDERSON SHERIFF   10/19/2001                                    X      X       X
COURTHOUSE
HENDERSON  KY  42420
Creditor: 21350 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF HENRY TRUSTEE       10/19/2001                                    X      X       X
ATTN: JUDY MCCLANAHAN
PO BOX 776
PARIS  TN  38242
Creditor: 21450 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF HICKMAN             10/19/2001                                    X      X       X
ATTN: J.W. MORAN
COURTHOUSE
CLINTON  KY  42031
Creditor: 21331 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF HOUSTON TRUSTEE     10/19/2001                                    X      X       X
ATTN: ANNETTE BAGGETT
P.O. BOX 210
ERIN  TN  37061
Creditor: 21442 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF HUMPHREYS TRUSTEE   10/19/2001                                    X      X       X
ATTN: WANDA ADKINS
P.O. BOX 641
WAVERLY  TN  37185
Creditor: 21455 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF JEFFERSON           10/19/2001                                    X      X       X
SHERIFF'S OFFICE
P.O. BOX 70300
LOUISVILLE  KY  40270-0300
Creditor: 21356 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF KENTON SHERIFF      10/19/2001                                    X      X       X
P.O. BOX 632
COVINGTON  KY  41012
Creditor: 21334 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF LAKE  TRUSTEE       10/19/2001                                    X      X       X
ATTN: TAMMIE HOPPER
229 CHURCH STREET
BOX 9
TIPTONVILLE  TN  38079
Creditor: 21454 - 03

                                                                                                             Unliquidated  UNKNOWN


                                 Page 8 of 22                  $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

COUNTY OF LAUDERDALE TRUSTEE  10/19/2001                                    X      X       X
ATTN: PAUL MEADOWS
COURTHOUSE
RIPLEY  TN  38063
Creditor: 21451 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF LEWIS               10/19/2001                                    X      X       X
ATTN: WILLIAM LEWIS
LEWIS COUNTY COURTHOUSE
VANCEBURG  KY  41179
Creditor: 21375 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF LIVINGSTON          10/19/2001                                    X      X       X
ATTN: TOMMY WILLIAMS
P.O. BOX 340
SMITHLAND  KY  42081
Creditor: 21374 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF LYON                10/19/2001                                    X      X       X
ATTN: KENT MURPHY
P.O. BOX 126
EDDYVILLE  KY  42038
Creditor: 21337 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF MARION TRUSTEE      10/19/2001                                    X      X       X
ATTN: DAVID KIRK
P.O. BOX 789
JASPER  TN  37347
Creditor: 21443 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF MCCRACKEN           10/19/2001                                    X      X       X
FRANK AUGUSTUS, SHERIFF
MCCRACKEN COUNTY COURTHOUSE
PADUCAH  KY  42003
Creditor: 21370 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF MEADE               10/19/2001                                    X      X       X
JOSEPH GREER, SHERIFF
516 FAIRWAY DRIVE
BRADENBURG  KY  40108
Creditor: 21321 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF MONTGOMERY
  TRUSTEE                     10/19/2001                                    X      X       X
ATTN: CAROLYN BOWERS
P.O. BOX 1005
CLARKSVILLE  TN  37041
Creditor: 21435 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF NASHVILLE
  & DAVIDSON                  10/19/2001                                    X      X       X
CHARLIE CARDWELL,
METROPOLITAN TTEE
800 SECOND AVENUE NORTH
SUITE 2
NASHVILLE  TN  37201
Creditor: 21447 - 03

                                                                                                             Unliquidated  UNKNOWN


                                 Page 9 of 22                  $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

COUNTY OF OLDHAM              10/19/2001                                    X      X       X
ATTN: STEVE SPARROW
100 WEST JEFFERSON STREET
LA GRANGE  KY  40031
Creditor: 21353 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF SHELBY TRUSTEE      10/19/2001                                    X      X       X
ATTN: BOB PATTERSON
P.O. BOX 2751
MEMPHIS  TN  38101-2751
Creditor: 21445 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF STEWART TRUSTEE     10/19/2001                                    X      X       X
ATTN:  WILBY WILLIAMS
P.O. BOX 618
DOVER  TN  37058
Creditor: 21440 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF TIPTON TRUSTEE      10/19/2001                                    X      X       X
ATTN: LAURA MAX RACINE
P.O. BOX 487
COVINGTON  TN  38019
Creditor: 21437 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF TRIGG               10/19/2001                                    X      X       X
ATTN: RANDY CLARK
P.O. BOX 1609
CADIZ  KY  42211-1609
Creditor: 21325 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF TRIMBLE SHERIFF     10/19/2001                                    X      X       X
P.O. BOX 56
BEDFORD  KY  40006
Creditor: 21319 - 03

                                                                                                             Unliquidated  UNKNOWN

COUNTY OF WAYNE TRUSTEE       10/19/2001                                    X      X       X
ATTN: JANICE SMITH
P.O. BOX 338
WAYNESBORO  TN  38485
Creditor: 21456 - 03

                                                                                                             Unliquidated  UNKNOWN

DEPARTMENT OF FINANCE
  & ADMIN                     10/19/2001                                    X      X       X
CORPORATE INCOME TAX
SECTION
P.O. BOX 919
LITTLE ROCK  AR  72203-0919
Creditor: 21285 - 03

                                                                                                             Unliquidated  UNKNOWN

DEPARTMENT OF REVENUE         10/19/2001                                    X      X       X
P.O. BOX 3000
JEFFERSON CITY  MI
65105-3000
Creditor: 21401 - 03

                                                                                                             Unliquidated  UNKNOWN


                                Page 10 of 22                  $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

DUNCAN, GEORGE                10/19/2001                                    X      X       X
PERRY COUNTY COURTHOUSE
P.O. BOX 910
LINDEN  TN  37096
Creditor: 21444 - 03

                                                                                                             Unliquidated  UNKNOWN

FLORIDA DEPARTMENT
  OF REVENUE                  10/19/2001                                    X      X       X
5050 W TENNESSEE STREET
TALLAHASSEE  FL  32399-0100
Creditor: 21296 - 03

                                                                                                             Unliquidated  UNKNOWN

FRANCHISE TAX BOARD           10/19/2001                                    X      X       X
P.O. BOX 942857
SACRAMENTO  CA  94257-0501
Creditor: 21288 - 03

                                                                                                             Unliquidated  UNKNOWN

GIRTEN, JAMES                 10/19/2001                                    X      X       X
SHERIFF UNION
PO BOX 30
MORGANFIELD  KY  42437
Creditor: 21364 - 03

                                                                                                             Unliquidated  UNKNOWN

HORWOOD, MARCUS & BERK        10/19/2001                                    X      X       X
180 NORTH LASALLE STREET
SUITE 3700
CHICAGO  IL  60601
Creditor: 21302 - 03

                                                                                                             Unliquidated  UNKNOWN

INTERNAL REVENUE SERVICE      10/19/2001                                                   X
ROOM 1150
31 HOPKINS PLAZA
BALTIMORE  MD  21201
Creditor: 126863 - 03

                                                                                                              $10,000.00  $10,000.00

INTERNAL REVENUE SERVICE
  CENTER                      10/19/2001                                    X     X       X
ATTN: REVENUE OFF.
ATLANTA  GA  39901-0012
Creditor: 21298 - 03

                                                                                                             Unliquidated  UNKNOWN

INTERNAL REVENUE SERVICE
  CENTER                      10/19/2001                                    X      X       X
ATTN: REVENUE OFFICER
CINCINNATI  OH  45999-0009
Creditor: 21413 - 03

                                                                                                             Unliquidated  UNKNOWN

KENTUCKY REVENUE CABINET      10/19/2001                                    X      X       X
ATTN: TREASURER
FRANKFORT  KY  40620-0003
Creditor: 21343 - 03

                                                                                                             Unliquidated  UNKNOWN


                           Page 11 of 22              $10,000.00     $10,000.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

KENTUCKY REVENUE CABINET      10/19/2001                                    X      X       X
ATTN: TREASURER
FRANKFORT  KY  40620
Creditor: 21342 - 03

                                                                                                             Unliquidated  UNKNOWN

KENTUCKY REVENUE CABINET      10/19/2001                                    X      X       X
DEPARTMENT OF PROPERTY
VALUATION
200 FAIR OAKS LANE -
4TH FLOOR
STATION 32
FRANKFORT  KY  40620
Creditor: 21341 - 03

                                                                                                             Unliquidated  UNKNOWN

MAYSVILLE/MASON               10/19/2001                                    X      X       X
ATTN: TONY WENZ, SHERIFF
COURTHOUSE
MAYSVILLE  KY  41056
Creditor: 21360 - 03

                                                                                                             Unliquidated  UNKNOWN

MAZZEFFI & COMPANY            10/19/2001                                    X      X       X
1435 SOUTH ROSELLE ROAD
SCHAUMBURG  IL  60193-4914
Creditor: 21304 - 03

                                                                                                             Unliquidated  UNKNOWN

MCCARTHY TETRAULT LLP         10/19/2001                                    X      X       X
BOX 48, SUITE 4700
TORONTO DOMINION BANK TOWER
TORONTO  ON  M5K 1E6  CANADA
Creditor: 21289 - 03

                                                                                                             Unliquidated  UNKNOWN

MIAMI DADE COUNTY TAX
  COLLECTOR                   10/19/2001                                                    X
PO BOX 025218
MIAMI  FL  33102-5218
Creditor: 126861 - 03

                                                                                                              $10,253.03  $10,253.03

MIAMI-DADE PROPERTY
  APPRAISER                   10/19/2001                                    X      X       X
111 NW 1 STREET
SUITE 710
MIAMI  FL  33128-1984
Creditor: 21293 - 03

                                                                                                             Unliquidated  UNKNOWN

MINNESOTA PARTNERSHIP TAX     10/19/2001                                    X      X       X
MAIL STATION 1760
ST. PAUL  MI  55145-1760
Creditor: 21397 - 03

                                                                                                             Unliquidated  UNKNOWN

OFFICE OF REVENUE             10/19/2001                                    X      X       X
P.O. BOX 23050
JACKSON  MI  39225-3050
Creditor: 21400 - 03

                                                                                                             Unliquidated  UNKNOWN


                           Page 12 of 22              $10,253.03     $10,253.03

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

OFFICE OF REVENUE             10/19/2001                                    X      X       X
P.O. BOX 23050
JACKSON  MI  39215-1033
Creditor: 21399 - 03

                                                                                                             Unliquidated  UNKNOWN

PARISH OF ORLEANS             10/19/2001                                    X      X       X
1ST MUNICIPAL DISTRICT
ATTN: PATRICIA JOHNSON
4E01 CITY HALL -
CIVIC CENTER
1300 PERDIDO STREET
NEW ORLEANS  LA  70112
Creditor: 21386 - 03

                                                                                                             Unliquidated  UNKNOWN

PENDLETON                     10/19/2001                                    X      X       X
ATTN: LARK O'HARA
COURTHOUSE SQUARE
FALMOUTH  KY  41040
Creditor: 21339 - 03

                                                                                                             Unliquidated  UNKNOWN

PWBA                           10/19/2001                                   X      X       X
P.O. BOX 7043
LAWRENCE  KS  66044-7043
Creditor: 21314 - 03

                                                                                                             Unliquidated  UNKNOWN

ROUSE, MARILYN                10/19/2001                                    X      X       X
BOONE COUNTY SHERIFF
PO BOX 198
BURLINGTON  KY  41005
Creditor: 21324 - 03

                                                                                                             Unliquidated  UNKNOWN

SALES & USE TAX               10/19/2001                                    X      X       X
P.O. BOX 999
TRENTON  NJ  08646-0999
Creditor: 21405 - 03

                                                                                                             Unliquidated  UNKNOWN

SALES AND USE TAX SECTION     10/19/2001                                    X      X       X
P.O. BOX 1272
LITTLE ROCK  AR  72203
Creditor: 21286 - 03

                                                                                                             Unliquidated  UNKNOWN

SECRETARY OF REVENUE          10/19/2001                                    X      X       X
P.O. BOX 91011
BATON ROUGE  LA  70821-9011
Creditor: 21384 - 03

                                                                                                             Unliquidated  UNKNOWN

SMITH, MARTHA CLERK &
  MASTER                      10/19/2001                                    X      X       X
HARDIN COUNTY COURTHOUSE
SECOND FLOOR
SAVANNAH  TN  38372
Creditor: 21453 - 03

                                                                                                             Unliquidated  UNKNOWN


                                Page 13 of 22                  $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

STATE INCOME TAX              10/19/2001                                    X      X       X
P.O. BOX 8026
LITTLE ROCK  AR
72203-8026
Creditor: 21287 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF ALABAMA              10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
SALES, USE & BUSINESS
TAX DIVISION
P.O. BOX 327710
MONTGOMERY  AL  36132-7710
Creditor: 21284 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF ALABAMA              10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
INDIVIDUAL AND CORP
TAX DIVISION
P.O. BOX 327441
MONTGOMERY  AL  36132-7441
Creditor: 21283 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF ALABAMA              10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
INDIVIDUAL AND CORP
TAX DIVISION
CORPORATE TAX SECTION
P.O. BOX 327430
MONTGOMERY  AL  36132-7430
Creditor: 21282 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF CONNECTICUT          10/19/2001                                    X      X       X
DEPARTMENT OF
REVENUE SERVICES
P.O. BOX 2974
HARTFORD  CT  06104-2974
Creditor: 21292 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF CONNECTICUT          10/19/2001                                    X      X       X
DEPARTMENT OF
REVENUE SERVICES
25 SIGOURNEY STREET
P.O. BOX 2970
HARTFORD  CT  06104-2970
Creditor: 21291 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF CONNECTICUT          10/19/2001                                    X      X       X
DEPARTMENT OF
REVENUE SERVICES
P.O. BOX 2935
HARTFORD  CT  06104-2935
Creditor: 21290 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF FLORIDA              10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
5050 W TENNESSEE STREET
TALLAHASSEE  FL  32399-0135
Creditor: 21297 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF FLORIDA              10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
5050 W TENNESSEE STREET
TALLAHASSEE  FL  32399-0125
Creditor: 21295 - 03

                                                                                                             Unliquidated  UNKNOWN


                                Page 14 of 22                  $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

STATE OF FLORIDA
  COMPTROLLER                 10/19/2001                                    X      X       X
101 E. GAINES STREET
3RD FLOOR
TALLAHASSEE  FL
32399-0350
Creditor: 21294 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF HAWAII
  TAX COLLECTOR               10/19/2001                                    X      X       X
HAWAII DEPARTMENT OF
TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 3559
HONOLULU  HI  96811-3559
Creditor: 21301 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF HAWAII
  TAX COLLECTOR               10/19/2001                                    X      X       X
HAWAII DEPARTMENT OF
TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 1530
HONOLULU  HI  96806-1530
Creditor: 21300 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF HAWAII
  TAX COLLECTOR               10/19/2001                                    X      X       X
HAWAII DEPARTMENT OF
TAXATION
OAHU DISTRICT OFFICE
P.O. BOX 1425
HONOLULU  HI  96806-1425
Creditor: 21299 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF ILLINOIS             10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
RETAILER'S OCCUPATION TAX
SPRINGFIELD  IL  62776-0001
Creditor: 21307 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF ILLINOIS             10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 19031
SPRINGFIELD  IL  62794-9031
Creditor: 21306 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF ILLINOIS             10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 19008
SPRINGFIELD  IL  62794-9008
Creditor: 21305 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF ILLINOIS             10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 6994
CHICAGO  IL  60680-6994
Creditor: 21303 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF INDIANA              10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
100 NORTH SENATE AVENUE
INDIANAPOLIS  IN  46204
Creditor: 21310 - 03

                                                                                                             Unliquidated  UNKNOWN


                                Page 15 of 22                  $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

STATE OF INDIANA              10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 7231
INDIANAPOLIS  IN  46207-7231
Creditor: 21309 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF INDIANA              10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
100 NORTH SENATE AVENUE
INDIANAPOLIS  IN  46204-2253
Creditor: 21308 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF IOWA                 10/19/2001                                    X      X       X
DEPT OF REVENUE AND FINANCE
INCOME TAX RETURN PROCESSING
HOOVER STATE OFFICE BUILDING
DES MOINES  IA  50319-0120
Creditor: 21312 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF IOWA                 10/19/2001                                    X      X       X
DEPT OF REVENUE AND FINANCE
CORP TAX RETURN PROCESSING
P.O. BOX 10468
DES MOINES  IA  50306-0468
Creditor: 21311 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF IOWA TREASURER       10/19/2001                                    X      X       X
SALES/USE TAX PROCESSING
P.O. BOX 10412
DES MOINES  IA  50306-0412
Creditor: 21313 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF LOUISIANA            10/19/2001                                    X      X       X
DEPT OF REVENUE & TAXATION
UNCLAIMED PROPERTY SECTION
PO BOX 91010
BATON ROUGE  LA  70821-9010
Creditor: 21475 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF LOUISIANA            10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 3440
BATON ROUGE  LA  70821-3440
Creditor: 21383 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF LOUISIANA            10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 3138
BATON ROUGE  LA  70821-3138
Creditor: 21382 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF MAINE                10/19/2001                                    X      X       X
REVENUE SERVICES
24 STATE HOUSE STATION
AUGUSTA  MA  04333-0024
Creditor: 21388 - 03

                                                                                                             Unliquidated  UNKNOWN


                                Page 16 of 22                  $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

STATE OF MAINE                10/19/2001                                    X      X       X
REVENUE SERVICES
INCOME/ESTATE TAX DIVISION
P.O. BOX 1062
AUGUSTA  MA  04332-1062
Creditor: 21389 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF MARYLAND             10/19/2001                                    X      X       X
COMPTROLLER OF THE
TREASURY
110 CARROLL STREET
ANNAPOLIS  MA  21411-0001
Creditor: 21391 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF MARYLAND
  COMPTROLLER                 10/19/2001                                    X      X       X
REVENUE ADMINISTRATION
DIVISION
ANNAPOLIS  MA  21411-0001
Creditor: 21390 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF MASSACHUSETTS        10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 7039
BOSTON  MA  02204-7039
Creditor: 21394 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF MASSACHUSETTS        10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 7017
BOSTON  MA  02204
Creditor: 21393 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF MASSACHUSETTS        10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 7005
BOSTON  MA  02204
Creditor: 21392 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF MINNESOTA            10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 64622
ST. PAUL  MI  55164-0622
Creditor: 21396 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF MINNESOTA            10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
MAIL STATION 1250
ST. PAUL  MI  55145-1250
Creditor: 21395 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF MISSISSIPPI          10/19/2001                                    X      X       X
TAX COMMISSION
P.O. BOX 960
JACKSON  MI  39205
Creditor: 21398 - 03

                                                                                                             Unliquidated  UNKNOWN


                                Page 17 of 22                  $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

STATE OF MISSOURI             10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 700
JEFFERSON CITY  MI  65105-0700
Creditor: 21403 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF MISSOURI             10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
DIVISION OF TAXATION
& COLLECTION
P. O. BOX 840
JEFFERSON CITY  MI  65105-0840
Creditor: 21402 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF NEW JERSEY           10/19/2001                                    X      X       X
DIVISION OF TAXATION
REVENUE PROCESSING CENTER
P.O. BOX 666
TRENTON  NJ  08646-0666
Creditor: 21406 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF NEW JERSEY           10/19/2001                                    X      X       X
DIVISION OF TAXATION
REVENUE PROCESSING CENTER
P.O. BOX 194
TRENTON  NJ  08647-0194
Creditor: 21404 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF NEW YORK             10/19/2001                                    X      X       X
CORPORATION TAX
PROCESSING UNIT
P.O. BOX 1909
ALBANY  NY  12201-1909
Creditor: 21407 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF NEW YORK             10/19/2001                                    X      X       X
SALES TAX PROCESSING
JAF BUILDING
P.O. BOX 1205
NEW YORK  NY  10116-1205
Creditor: 21409 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF NORTH CAROLINA       10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH  NC  27640-0500
Creditor: 21412 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF NORTH CAROLINA       10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH  NC  27640-0645
Creditor: 21411 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF NORTH CAROLINA       10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 25000
RALEIGH  NC  27640-0700
Creditor: 21410 - 03

                                                                                                             Unliquidated  UNKNOWN


                                Page 18 of 22                  $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

STATE OF OHIO TREASURER       10/19/2001                                    X      X       X
P.O. BOX 181140
COLUMBUS  OH  43218-1140
Creditor: 21415 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF OHIO TREASURER       10/19/2001                                    X      X       X
P.O. BOX 16561
COLUMBUS  OH  43216-6561
Creditor: 21414 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF OHIO TREASURER       10/19/2001                                    X      X       X
P.O. BOX 27
COLUMBUS  OH  43266-0027
Creditor: 21416 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF OREGON               10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
PROPERTY TAX DIVISION
955 CENTER STREET NE
SALEM  OR  97301-2555
Creditor: 21419 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF OREGON               10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 14790
SALEM  OR  97309-0470
Creditor: 21418 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF OREGON               10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 14260
SALEM  OR  97309-5060
Creditor: 21417 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF PENNSYLVANIA         10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
DEPT. 280406
HARRISBURG  PA  17128-0406
Creditor: 21422 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF PENNSYLVANIA         10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
BUREAU OF INDIVIDUAL TAXES
DEPT. 280509
HARRISBURG  PA  17128-0509
Creditor: 21421 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF PENNSYLVANIA         10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
BUREAU OF CORPORATION TAXES
DEPT. 280427
HARRISBURG  PA  17128-0427
Creditor: 21420 - 03

                                                                                                             Unliquidated  UNKNOWN


                                Page 19 of 22                  $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

STATE OF RHODE ISLAND         10/19/2001                                    X      X       X
DIVISION OF TAXATION
ONE CAPITOL HILL
PROVIDENCE  RI  02908-5801
Creditor: 21424 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF RHODE ISLAND         10/19/2001                                    X      X       X
ONE CAPITOL HILL
STE 4
PROVIDENCE  RI  02908-5802
Creditor: 21425 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF RHODE ISLAND         10/19/2001                                    X      X       X
TAX ADMINISTRATOR
ONE CAPITOL HILL
PROVIDENCE  RI  02908-5811
Creditor: 21426 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF SOUTH CAROLINA       10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
SALES TAX RETURN
COLUMBIA  SC  29214-0101
Creditor: 21429 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF SOUTH CAROLINA       10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
PARTNERSHIP RETURN
COLUMBIA  SC  29214-0008
Creditor: 21428 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF SOUTH CAROLINA       10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
CORPORATION RETURN
COLUMBIA  SC  29214-0100
Creditor: 21427 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF TENNESSEE            10/19/2001                                    X      X       X
COMPTROLLER OF THE TREASURY
OFFICE OF STATE ASSESSED
PROPERTIES
500 DEADERICK STREET -
SUITE 500
NASHVILLE  TN  37243-0281
Creditor: 21448 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF TENNESSEE            10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
ANDREW JACKSON STATE OFFICE BLDG
500 DEADERICK STREET
NASHVILLE  TN  37242
Creditor: 21449 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF VIRGINIA             10/19/2001                                    X      X       X
DEPARTMENT OF TAXATION
P.O. BOX 26626
RICHMOND  VI  23261-6626
Creditor: 21460 - 03

                                                                                                             Unliquidated  UNKNOWN


                                 Page 20 of 22                 $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

STATE OF VIRGINIA             10/19/2001                                    X      X       X
DEPARTMENT OF TAXATION
P.O. BOX 1500
RICHMOND  VI  23218-1500
Creditor: 21459 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF WASHINGTON           10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 34054
SEATTLE  WA  95124-1054
Creditor: 21464 - 03

                                                                                                             Unliquidated  UNKNOWN
STATE OF WASHINGTON           10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 47473
OLYMPIA  WA  98504-7473
Creditor: 21463 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF WASHINGTON           10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
SPECIAL PROGRAMS DIVISION
MISCELLANEOUS TAX SECTION
P.O. BOX 47477
OLYMPIA  WA  98504-7477
Creditor: 21462 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF WASHINGTON           10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
SPECIAL PROGRAMS DIVISION
COMMERCIAL VESSEL TAX
P.O. BOX 47477
OLYMPIA  WA  98504-7477
Creditor: 21461 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF WEST VIRGINIA        10/19/2001                                    X      X       X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 1202
CHARLESTON  WV  25324-1202
Creditor: 21466 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF WEST VIRGINIA        10/19/2001                                    X      X       X
 TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 3694
CHARLESTON  WV  25336-3694
Creditor: 21465 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF WEST VIRGINIA        10/19/2001                                    X      X       X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 425
CHARLESTON  WV  25322-0425
Creditor: 21470 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF WEST VIRGINIA        10/19/2001                                    X      X       X
TAX DEPARTMENT
P.O. BOX 1826
CHARLESTON  WV  25327-1826
Creditor: 21469 - 03

                                                                                                             Unliquidated  UNKNOWN


                                Page 21 of 22                  $0.00      $0.00

In re: AMERICAN CLASSIC VOYAGES CO.                  Case Number:01-10954 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS


                                                                                                                           Unsecured
Creditor's Name and                  Claim was incurred on or             Contingent                         Amount        Portion.
Mailing Address                      before the date listed below.                                           of Claim      If Any
Including Zip Code                                                               Unliquidated

                                     If claim is subject to                               Disputed
                                     setoff, so state.
                                                                                                   Co-
                                                                                                   Debt
                             Date                    Amount

Sub Schedule                  TAXING AUTHORITIES

STATE OF WEST VIRGINIA        10/19/2001                                    X      X       X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 3694
CHARLESTON  WV  25336-3694
Creditor: 21468 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF WEST VIRGINIA        10/19/2001                                    X      X       X
TAX DEPARTMENT
INTERNAL AUDITING DIVISION
P.O. BOX 1071
CHARLESTON  WV  25324-1071
Creditor: 21467 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF WISCONSIN            10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
BOX 93389
MILWAUKEE  WI  53293-0389
Creditor: 21474 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF WISCONSIN            10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 8965
MADISON  WI  53708-8965
Creditor: 21473 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF WISCONSIN            10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 8908
MADISON  WI  53708-8908
Creditor: 21472 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE OF WISCONSIN            10/19/2001                                    X      X       X
DEPARTMENT OF REVENUE
P.O. BOX 59
MADISON  WI  53785-0001
Creditor: 21471 - 03

                                                                                                             Unliquidated  UNKNOWN

STATE PROCESSING CENTER       10/19/2001                                    X      X       X
P.O. BOX 61000
ALBANY  NY  12261-0001
Creditor: 21408 - 03

                                                                                                             Unliquidated  UNKNOWN

            Total Sub Schedule:                                                                                $20,253.03 $20,253.03

               Total Schedule E:                                                                               $20,253.03 $20,253.03


                                Page 22 of 22                  $0.00      $0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:AMERICAN CLASSIC VOYAGES CO.                   Case Number:01-10954 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests.

State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

Provide the names and complete mailing addresses of all other parties to each lease or contract described.

NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

LISTING A CONTRACT OR AGREEMENT ON THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH CONTRACT OR AGREEMENT IS AN EXECUTORY CONTRACT OR UNEXPIRED LEASE OR THAT SUCH CONTRACT OR AGREEMENT IS VALID OR ENFORCEABLE. ANY AND ALL OF THE DEBTOR'S RIGHTS, CLAIMS AND CAUSES OF ACTION WITH RESPECT TO THE CONTRACTS AND AGREEMENTS LISTED ON THIS SCHEDULE ARE HEREBY RESERVED AND PRESERVED.

OMISSION OF A CONTRACT OR AGREEMENT FROM THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH OMITTED CONTRACT OR AGREEMENT IS NOT AN EXECUTORY CONTRACT OR UNEXPIRED LEASE. THE DEBTOR'S RIGHTS UNDER THE BANKRUPTCY CODE WITH RESPECT TO ANY SUCH OMITTED CONTRACT OR AGREEMENT ARE NOT IMPAIRED BY THE OMISSION. THIS SCHEDULE MAY BE AMENDED AT ANY TIME TO ADD ANY OMITTED CONTRACT OR AGREEMENT.




                                  See Attached

In re:AMERICAN CLASSIC VOYAGES CO.                   Case Number:01-10954 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES


Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.

Sub Schedule                                                           MISCELLANEOUS CONTRACTS

401K COMPANY                                             401K PLAN
ATTN: DEBRA TWICHELL, SR ACCT MGR
98 SAN JACINTO BLVD STE 1100
AUSTIN  TX  78701
Creditor: 100887

ABLE FIRST AID INC                                       MEDICAL SUPPLIES
ATTN: BILL
PO BOX 2321
NORTHBROOK  IL  60065
Creditor: 21278

ACE AMERICAN                                             INSURANCE POLICY
C/O THE AMERICAN EQUITY UNDERWRITER                      WORKERS' COMPENSATION/EMPLOYERS LIABILITY
1100 COMMERCE BLDG                                       C4323573
228 NORTH ROYAL ST
MOBILE  AL  36602
Creditor: 145546

AIG                                                      INSURANCE POLICY
175 WATER STREET                                         DIRECTORS & OFFICERS
NEW YORK  NY  10038                                      856-70-44
Creditor: 145553

AIG LIFE                                                 INSURANCE POLICY
ONE ALICO PLAZA                                          GROUP TRAVEL ACCIDENT
WILMINGTON  DE  19801                                    GT8058194
Creditor: 145545

AIRBORNE EXPRESS                                         EXPRESS MAIL COURIER
ATTN: JOHN P MARCHESE, NAT ACCT MGR
PO BOX 562
SEATTLE  WA  98111-0662
Creditor: 21264

AISLIC                                                   INSURANCE POLICY
175 WATER STREET                                         EMPLOYMENT PRACTICES LIABILITY
NEW YORK  NY  10038                                      2789397
Creditor: 145551

ALLEN, TODD                                              EMPLOYMENT AGREEMENT
1118 FOREST AVE
WILMETTE  IL  60091
Creditor: 105371

In re:AMERICAN CLASSIC VOYAGES CO.                   Case Number:01-10954 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES


Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.

Sub Schedule                                                           MISCELLANEOUS CONTRACTS

ALMA (EVEREST RE)                                        INSURANCE POLICY
CLAREDON HOUSE                                           USLH
2 CHURCH ST                                              42A0000092-001
HAMILTON    HM11BERMUDA
Creditor: 145547

AMERICAN AIRLINES                                        AIR/SEA FARE AGREEMENT
ATTN: GAYLE BROWN
PO BOX 619047
4TH FL MD 1304 DFW
DFW AIRPORT  TX  75261-9047
Creditor: 21146

AMERICAN AUTOMOBILE ASSOCIATION                          PREFERRED TRAVEL SUPPLIER AGREEMENT
1000 AAA DRIVE
HEATHROW  FL  32746
Creditor: 21147

AMERICAN EXPRESS                                         LIST RENTAL AGREEMENT
125 S WACKER DR STE 1500
CHICAGO  IL  60606
Creditor: 21135

AMERITECH                                                LOCAL PHONE SERVICE CONTRACT
ATTN: JENNIFER
BILL PAYMENT CENTER
CHICAGO  IL  60663-0001
Creditor: 21259

ARCH WIRELESS                                            PAGER(S)
PO BOX 26367
SALT LAKE CITY  UT  84126-0367
Creditor: 21280

AT&T WIRELESS                                            WIRELESS TELEPHONE CONTRACT
NATIONAL ACCOUNTS
P.O. BOX 97075
REDMOND  WA  98073-9775
Creditor: 7238

BANC ONE PAYMENT SERVICES LLC                            MERCHANT PROCESSING AGREEMENT
ATTN: DAVID CARR
2400 CORPORATE EXCHANGE
COLUMBUS  OH  43231
Creditor: 100853

In re:AMERICAN CLASSIC VOYAGES CO.                   Case Number:01-10954 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES


Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.

Sub Schedule                                                           MISCELLANEOUS CONTRACTS

BELLSOUTH                                                BUSINESS SERVICES MASTER AGREEMENT
85 ANNEX
ATLANTA  GA  30385-0001
Creditor: 13723

BOISE CASCADE OFFICE PRODUCTS                            OFFICE SUPPLIES
ATTN: SHARON HAYES
800 W BRYN MAWR AVE
ITASCA  IL  60143
Creditor: 21271

CITICORP DINERS CLUB INC                                 CRUISE LINE AGREEMENT
ESTABLISHMENT SERVICES
PO BOX 17074
DENVER  CO  80217-0074
Creditor: 21151

CITY OF PITTSBURGH                                       AGREEMENT
DEPT OF FINANCE
ATTN: ELLEN M MCLEAN
200 CITY COUNTY BLDG
PITTSBURGH  PA  15219
Creditor: 80919

CMS COMMUNICATIONS                                       EQUIPMENT SALE & MAINTENANCE AGREEMENT
715 GODDARD AVE
CHESTERFIELD  MO  63005
Creditor: 21148

CNA INSURANCE                                            INSURANCE POLICY
CNA PLAZA                                                CRIME
CHICAGO  IL  60685                                       169649163
Creditor: 145544

CODINA DEVELOPMENT                                       HVAC CONTRACTOR
ATTN RICK CISTERNA
2200 N COMMERCE PKWY 1ST FL
WESTON  FL  33326
Creditor: 21089

COFFEE UNLIMITED                                         COFFEE MACHINE LEASE AGREEMENT
ATTN: SHELDON MALLORY
1408 SOUTH CLINTON                                       KITCHEN SUPPLIES/VENDING MACHINE
CHICAGO  IL  60607-5102
Creditor: 21270

In re:AMERICAN CLASSIC VOYAGES CO.                   Case Number:01-10954 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES


Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.

Sub Schedule                                                           MISCELLANEOUS CONTRACTS

COMPETITIVE EDGE SYSTEMS INC                             CONSULTING AGREEMENT
ATTN: ROLANDO HERNANDEZ
5357 NW 113 PLACE
MIAMI  FL  33178
Creditor: 21198

CONTINENTAL CASUALTY COMPANY                             LONG TERM DISABILITY PLAN #SR-83103536
CNA PLAZA
CHICAGO  IL  60685-0001
Creditor: 100893

CONTINUUM TECHNOLOGIES                                   CONSULTING AGREEMENT
ATTN: GILBERT SAMBOLIN
7761 NW 146 STREET
MIAMI LAKES  FL  33016
Creditor: 21190

CS TECHNOLOGY                                            AGREEMENT FOR RISK ASSESSMENT & REPAIRED ENGINEERING SCOPE DRAWINGS
ATTN: WILLIAM ANGLE
6100 CHEVY CHASE DR STE 100
LAUREL  MD  20707
Creditor: 21073

DALSASO, KATHLEEN M                                      CONSULTING AGREEMENT
3519 WILTON
APT. 3
CHICAGO  IL  60657
Creditor: 7172

DECOSMOS & ASSOCIATES                                    LETTER AGREEMENT
12416 SOUTH HARLEM AVENUE
SUITE 103
PALOS HEIGHTS  IL  60463
Creditor: 100881

DELAURIER, DIANNE J                                      CONSULTING AGREEMENT
14201 OLD CUTLER ROAD
MIAMI  FL  33158
Creditor: 126971

DELTA AIR LINES INC                                      CRUISE LINE AGREEMENT
ATTN: VINCENT CAMINIT SR VP
DIR SALES PLAN & PERF/LEISURE SALES
DEPT 753 1030 DELTA BLVD
ATLANTA  GA  30320-6001
Creditor: 21156

In re:AMERICAN CLASSIC VOYAGES CO.                   Case Number:01-10954 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES


Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.

Sub Schedule                                                           MISCELLANEOUS CONTRACTS

DELTAMARIN LTD                                           CONSULTING AGREEMENT
ATTN: MARKKU KANERVA
KAISLATIE 2
RAISIO    21200 FINLAND
Creditor: 21206

DES PLAINES OFFICE EQUIPMENT CO                          EQUIPMENT LEASE AGREEMENT
ATTN: CHIP MICELI
1020 BONAVENTURE DR
ELK GROVE VILLAGE  IL  60007
Creditor: 21254

DIGITAL LIGHTHOUSE                                       AGREEMENT
ATTN: FRANK TAYLOR
4 CORPORATE DRIVE
SHELTON  CT  06484
Creditor: 100879

DONGUINES, JEFFREY                                       SEPARATION AGREEMENT
3729 N. KENMORE STREET, #428
CHICAGO  IL  60613
Creditor: 126978

DR FRED W LEAK CONSULTING INC                            CONSULTING AGREEMENT
ATTN: FRED W LEAK
15503 SW 15TH AVE
NEWBERRY  FL  32669
Creditor: 100866

DUKE-WEEKS REALTY LP                                     LEASE
ATTN: WILLIAM HOLSTER
10150 HIGHLAND MANOR DR., STE 150
TAMPA  FL  33610
Creditor: 99350

EDWARD DON & COMPANY                                     KITCHEN SUPPLIES
ATTN: JOHN GLAVANOV
135 SO LASALLE ST DEPT 2562
CHICAGO  IL  60674-2562
Creditor: 21268

EQUISERVE                                                EMPLOYEE STOCK PURCHASE PLAN
ATTN: RONNIE FIRMIN, ACCT EXEC
150 ROYALL ST
MS 45-01-22
CANTON  MS  02021
Creditor: 100894

In re:AMERICAN CLASSIC VOYAGES CO.                   Case Number:01-10954 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES


Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.

Sub Schedule                                                           MISCELLANEOUS CONTRACTS

EQUITY OFFICE PROPERTIES TRUST                           CHICAGO OFFICE LEASE AGREEMENT
ATTN: KEITH RADKE, PROP MGR
TWO NORTH RIVERSIDE PLZ STE 1430
CHICAGO  IL  60606
Creditor: 21252

FEDERAL INSURANCE CHUBB                                  INSURANCE POLICY
15 MOUNTAIN VIEW ROAD                                    EXCESS DIRECTORS & OFFICERS LIABILITY
WARREN   NJ  07059                                       8181-08-34
Creditor: 145554

FEDERAL EXPRESS CORPORATION                              EXPRESS MAIL COURIER
PO BOX 1140
MEMPHIS  TN  38101-1140
Creditor: 21274

FIDELIO CRUISE INC                                       CUSTOMER ACCOUNT/POINT OF SALES FOR THE
ATTN: TONI HEUER                                         VESSELS PATRIOT, MQ, AQ, DQ CQ AGREEMENT
2700 W CYPRESS CREEK RD STE D126
FORT LAUDERDALE  FL  33309
Creditor: 7229

FOREST ISLE                                              LEASES ON FOUR CORPORATE APARTMENTS
ATTN: DOROTHY S. WILBERT
5000 WOODLAND DR
NEW ORLEANS  LA  70131
Creditor: 101254

GATEHOUSE ON THE GREEN                                   LEASES ON 3 CORPORATE APARTMENTS
150 SW 91ST AVE
PLANTATION  FL  33324
Creditor: 101252

GERMAN, JIM                                              CONSULTING AGREEMENT
1213 PRAIRIE AVENUE
BARRINGTON  IL  60010
Creditor: 126977

GUARDIAN                                                 LIFE AND ADD PLAN #337616
200 SOUTH WACKER DR STE 3300
CHICAGO  IL  60606-5802
Creditor: 100891

In re:AMERICAN CLASSIC VOYAGES CO.                   Case Number:01-10954 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES


Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.

Sub Schedule                                                           MISCELLANEOUS CONTRACTS

HOTJOBS.COM                                              SERVICE AGREEMENT
ATTN: JERRY KARWOWSKI
YOLAWNDA EDGE
406 W 31ST STREET
NEW YORK  NY  10001
Creditor: 101242

IBM CREDIT CORP                                          MASTER LEASE - WITH NATIONAL CITY LEASING & SATURN BUSINESS SYSTEMS
NORTH CASTLE DRIVE
ARMONK   NY  10504
Creditor: 14466

IFS/INDUSTRIAL & FINANCIAL SYSTEMS                       LICENSE AGREEMENT & SERVICE AGREEMENT
ATTN: TERJE VANGBO
2801 SLATER ROAD STE 100
MORRISVILLE  NC  27560
Creditor: 21105

INFINITY PROFESSIONAL SOLUTIONS                          CONSULTING AGREEMENT
ATTN: PENNY ROBINSON
615 N HWY 17-92 STE 105
DEBARY  FL  32713
Creditor: 100863

INKTEL                                                   SALES SUPPORT & BROCHURE FULFILLMENT
ATTN: ALEX LOPEZ                                         WAREHOUSING AGREEMENT
13975 NW 58TH COURT
MIAMI  FL  33014
Creditor: 7210

INTEGRAL CONSTRUCTION                                    CONSTRUCTION CONTRACT
OF BROWARD INC
3469 NW 55TH STREET
FORT LAUDERDALE  FL  33309
Creditor: 21086

INTERNATIONAL SOFTWARE DESIGN INC                        CONSULTING AGREEMENT
ATTN: CARLOS PEREA
6800 SE 40TH ST #318
MIAMI  FL  33155
Creditor: 21192

IRESUMIX                                                 SERVICE AGREEMENT
SUB OF HOTJOBS.COM LTD
ATTN: JOHN YRAZABAL
890 ROSS DRIVE
SUNNYVALE  CA  94089
Creditor: 101241

In re:AMERICAN CLASSIC VOYAGES CO.                   Case Number:01-10954 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES


Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.

Sub Schedule                                                           MISCELLANEOUS CONTRACTS

JOHN PARROTT/GRAPHIC COMMUNICATIONS                      COMMINCATION AGREEMENT
224 FAIRFIELD AVE.
BELLEVUE  KY  41073
Creditor: 16232

JULIEN J STUDLEY & HONOUR INC                            CONSTRUCTION MANAGEMENT CONTRACT FOR SUNRISE, WESTON & BLUE LAGOON
ATTN: JEFF ESTEP
3390 PEACHTREE RD NE STE 850
ATLANTA  GA  30326
Creditor: 21076

LAURA DAVIDSON PUBLIC RELATIONS                          PUBLIC RELATIONS SERVICES AGREEMENT
72 MADISON AVE 11TH FL
NEW YORK  NY  10016
Creditor: 7199

LEE MOVING & STORAGE                                     AGREEMENT
AGENT FOR ATLAS VAN LINES
13100 CARRERE CT
NEW ORLEANS  LA  70129
Creditor: 101248

LLOYD'S UNDERWRITERS OF LONDON                           INSURANCE POLICY
XL BROCKBANK LTD                                         MARINE HULL & MACHINERY
FITZWILLAIM HOUSE                                        COVER NOTE: PA0000589
10 ST MARY AXE                                           INSURANCE POLICY
LONDON    EC3A8NLUNITED KINGDOM                          PROPERTY
Creditor: 145539                                         PA000589

MANAGEMENT ADVISORY ASSOCS                               CONSULTING AGREEMENT
ATTN: EMILIO FREEMAN
PO BOX 165903
MIAMI  FL  33116
Creditor: 21203

MARITME HEALTH SYSTEMS LTD                               MEDICAL SERVICES PROVIDER
ATTN: THEODORE E HARRISON
43 ELIZABETH AVE
PO BOX CB-13022
NASSAU, NEW PROVIDENCE  BAHAMAS
Creditor: 21136

MCI WORLDCOM                                             CONTRACT
500 CLINTON CENTER DRIVE, BLDG 4
4TH FLOOR
CLINTON  MS  39056
Creditor: 126848

In re:AMERICAN CLASSIC VOYAGES CO.                   Case Number:01-10954 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES


Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.

Sub Schedule                                                           MISCELLANEOUS CONTRACTS

MCLEOD, RODERICK K.                                      EMPLOYMENT AGREEMENT
2683 RIVIERA CT.
WESTON  FL  33332
Creditor: 105346

METLIFE                                                  DENTAL PLAN #95881
ATTN: HEATHER SEIDELMAN
CLIENT EXECUTIVE
10 S LASALLE ST STE 3350
CHICAGO  IL  60603
Creditor: 100889

MOAC                                                     INSURANCE POLICY
CNA PLAZA                                                GENERAL LIABILITY
CHICAGO  IL  60685                                       ML870191
Creditor: 145548

MOAC ZURICH PACIFIC MUTUAL                               INSURANCE POLICY
MARINE OFFICE                                            EXCESS LIFE
CNA PLAZA                                                EX116455
CHICAGO  IL  60661                                       MAR3501224
Creditor: 145550                                         21398ML701

NATIONAL CITY LEASING CORP                               EQUIPMENT RENTAL IBM SERVER CONTRACT
2021 SPRING ROAD STE 600
OAK BROOK  IL  60523
Creditor: 7246

NATIONAL UNION (AIG)                                     INSURANCE POLICY
175 WATER STREET                                         FIDUCIARY LIABILITY
NEW YORK  NY  10038                                      2808814
Creditor: 145552

NEOPOST                                                  POSTAGE MACHINE LEASE AGREEMENT
ATTN: DAPHNE PETRAKIS
ONE NORTH FRANKLIN STE 2406
CHICAGO  IL  60606
Creditor: 21257

NEW ORLEANS NET LLC                                      SERVICE AGREEMENT
NOLALIVE/OREGONLIVE/& HIRESOUTH
FLA WEB SITES
ATTN: KRISTA POUNCY
400 POYDRAS ST STE 2480
NEW ORLEANS  LA  70130
Creditor: 101244

In re:AMERICAN CLASSIC VOYAGES CO.                   Case Number:01-10954 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES


Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.

Sub Schedule                                                           MISCELLANEOUS CONTRACTS

OMAHA PROPERTY AND CASUALTY                              INSURANCE POLICY
MUTUAL OMAHA PLAZA                                       FLOOD
OMAHA  NE  68175                                         2025814894
Creditor: 145543

ORACLE SUPPORT SERVICES                                  SOFTWARE LICENSE & SERVICE AGREEMENT
20 DAVIS STREET
BELMONT  CA  94002
Creditor: 12763

PERFORMARK INC.                                          AGREEMENT
ATTN: ROBERTA DIRCKS
10701 HAMPSHIRE AVE S
BLOOMINGTON  MN  55438
Creditor: 104825

PETER A MAYER ADVERTISING INC                            ADVERTISING AGREMENT
324 CAMP STREET
NEW ORLEANS  LA  70130
Creditor: 21242

PILS, LAURA                                              CONSULTING AGREEMENT
1101 SADDLE RIDGE TRAIL
CARY  IL  60013
Creditor: 13099

PRECISION ROOFING CORPORATION                            ROOFING CONTRACT
2440 W 80 STREET BAY #5
HIALEAH  FL  33016
Creditor: 21085

PUGA & ASSOCIATES INC                                    ENGINEERING CONTRACT
7326 SOUTHWEST 48TH STREET
MIAMI  FL  33155
Creditor: 16394

QUINCY JOHNSON ARCHITECTS INC                            WORK AGREEMENT
ATTN: STEVE MYOTT
949 CLINTMOORE ROAD
BOCA RATON  FL  33487
Creditor: 21080

In re:AMERICAN CLASSIC VOYAGES CO.                   Case Number:01-10954 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES


Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.

Sub Schedule                                                           MISCELLANEOUS CONTRACTS

QWEST COMMUNICATIONS                                     CONTRACT
10275 WEST HIGGINS ROAD, STE 540
ROSEMONT  IL  60018
Creditor: 7240

RCB PROPERTIES                                           LEASE WITH JULIA STREET ASSOCIATES & THE ROTUNDA APARTMENTS
333 JULIA ST
NEW ORLEANS  LA  70130
Creditor: 101253

SAGA INTL HOLIDAYS TRAVEL                                2001 GROUP SALES AGREEMENT
ATTN: JENNIFER GASSER
222 BERKELEY ST STE 1800
BOSTON  MA  02116-3748
Creditor: 100840

SIGCO.                                                   INSURANCE POLICY
THE TODDING BUILDING                                     COFR CUARANTY
10-12 BURNABY ST                                         AMERICAN QUEEN  APP# 23435
HAMILTON    HMPXBERMUDA                                  COLUMBIA QUEEN  APP# 26120
Creditor: 145541                                         DELTA QUEEN          APP# 20656
                                                         INDEPENDENCE         APP# 22289
                                                         MISSISIPPI QUEEN     APP#23558
                                                         PATRIOT              APP#26502
                                                         CAPE MAY LIGHT       APP#29665

SOURCE MANAGEMENT INC                                    OFFICE SUPPLIES
ATTN: MIKE SULLIVAN
2460 W 26TH AVE STE 370-C
DENVER  CO  80211
Creditor: 21277

SPEEDY PRINTING                                          PRINTING SERVICES AGREEMENT
ATTN: TERRY LEMOINE
4432 WABASH STREET
METAIRIE  LA  70001
Creditor: 7218

SPILLIS CANDELA & PARTNERS INC                           CONSTRUCTION CONTRACT
ATTN: DEBORAH S KLEM
800 DOUGLAS ENTRANCE
CORAL GABLES  FL  33134
Creditor: 21069

ST PAUL                                                  INSURANCE POLICY
500 WEST MADISON                                         AUTOMOBILE LIABILITY
SUITE 2600                                               CAO1200804
CHICAGO  IL  60661
Creditor: 145549

In re:AMERICAN CLASSIC VOYAGES CO.                   Case Number:01-10954 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES


Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.

Sub Schedule                                                           MISCELLANEOUS CONTRACTS

STANDARD COURIER                                         EXPRESS MESSENGER SERVICE
PO BOX 804746
CHICAGO  IL  60680
Creditor: 21273

STATE OF FLORIDA                                         QUICK RESPONSE TRAINING/TAX INCENTIVE AGREEMENT FOR RELOCATION
DEPT OF COMMERCE                                         TO BROWARD COUNTY
BROWARD COUNTY
ADDRESS TO BE PROVIDED

Creditor: 18272

STEAMSHIP MUTUAL UNDERWRITING ASSOC                      INSURANCE POLICY
(BERMUDA) LTD, THE                                       WAR HULL & MACHINERY
AQUATICAL HOUSE                                          PRIMARY P&I
39 BELL LANE                                             COVER NOTE: AP0000589
LONDON    E1 7LUUNITED KINGDOM
Creditor: 145540

STRATEGIC INNOVATIVE SOLUTIONS INC                       CONSULTING AGREEMENT
ATTN: PAULETTE HAEDO, PRES
PO BOX 141741
MIAMI  FL  33114
Creditor: 21195

TECHNO RISK LLC                                          LICENSE AGREEMENT
ATTN: ROGER PHILLIPS
1319 DEXTER AVE N STE 300
SEATTLE  WA  98109-3541
Creditor: 21143

TOWNE INC                                                MATERIAL HANDLING AND STORAGE, DATA PROCESSING, DATA STORAGE AND MAIL
3300 SW 42ND STREET                                      SERVICES AGREEMENT
HOLLYWOOD  FL  33312
Creditor: 7200

TRAVELERS INSURANCE                                      INSURANCE POLICY
ONE TOWER SQUARE                                         BOILER & MACHINERY
HARDFORD  CT  06183                                      M5JBMG99K5925-TIL-01
Creditor: 145542

TRAVELOCITY.COM                                          MARKETING AGREEMENT FOR UNITED STATES LINES
ATTN: KEN LOREY                                          AND AMERICAN HAWAII
PO BOX 504413
THE LAKES  NV  88905-4413
Creditor: 7206

In re:AMERICAN CLASSIC VOYAGES CO.                   Case Number:01-10954 (EIK)

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES


Name and Mailing                                         Description of Contract or Lease and Nature of Debtor's Interest,
Address of Other Parties to                              State Whether Lease is for Nonresidential Real Property. State
Lease or Contract                                        Contract Number of any Government Contract.

Sub Schedule                                                           MISCELLANEOUS CONTRACTS

UNITED HEALTH CARE                                       HEALTH CARE PLAN #0183022
ATTN: RIMA NAVICKAS, ACCT MGR
233 NORTH MICHIGAN
CHICAGO  IL  60601
Creditor: 100888

UPS                                                      EXPRESS MAIL COURIER
PO BOX 650580
DALLAS  TX  75265-0580
Creditor: 21266

VERSONIX                                                 SEAWARE SOFTWARE AGREEMENT
1175 SARATOGA AVE STE 4
SAN JOSE  CA  95129
Creditor: 15968

VSP                                                      VISION PLAN #12079678
ATTN: KAL SANGHERA, ACCT EXEC
3333 QUALITY DRIVE
RANCHO CORDOVA  CA  95670
Creditor: 100890

WBP ONE LP                                               SUBLEASE AGREEMENT
C/O CODINA REAL ESTATE MGT., INC.
ATTN: PROPERTY MANAGER
2 ALHAMBRA PLAZA, PH II
CORAL GABLES  FL  33134
Creditor: 99349

WILKE/THORNTON & ASSOCIATES INC                          BACKUP & GENERAL DISASTER RECOVERY PLAN AGREEMENT
545 METRO PLACE S STE 430
DUBLIN  OH  43017
Creditor: 21162

WORLD MARKETING INTEGRATED                               AGREEMENT
SOLUTIONS INC
7420 COUNTY LINE RD  STE 8
BURR RIDGE  IL  60521
Creditor: 12624

YAMAMOTO MOSS                                            AGREEMENT
252 FIRST AVENUE NORTH
MINNEAPOLIS  MN  55401
Creditor: 16404

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: AMERICAN CLASSIC VOYAGES CO.                 Case Number: 01-10954 (EIK)

                                   SCHEDULE H

Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.


CREDITOR                                              CODEBTOR

HAL ANTILLEN N.V.                                     OCEANIC SHIP CO.
C/O HOLLAND AMERICA LINE                              2 NORTH RIVERSIDE PLAZA
WESTOURS INC.                                         CHICAGO, IL 60606
ATTN: GENERAL COUNSEL
300 ELLIOTT AVE. WEST
SEATTLE  WA  98119


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